SCHEDULE 14A (RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒Definitive Proxy Statement

☐	Definitive Additional Material
☐	Soliciting Material Pursuant to Rule 14a-12

WhiteHorse Finance, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

WHITEHORSE FINANCE, INC.

1450 Brickell Avenue, 31st Floor

Miami, Florida 33131

June 18, 2026

Dear Stockholder:

You are cordially invited to participate in the 2026 Annual Meeting of Stockholders (the “Meeting”) of WhiteHorse Finance, Inc. (the “Company,” “we,” “us” or “our”) to be held on August 3, 2026 at 10:00 a.m., Eastern Time. This year’s Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the virtual Meeting, vote and submit your questions during the Meeting via live webcast by visiting the following website: www.virtualshareholdermeeting.com/WHF2026.

The Notice of Annual Meeting of Stockholders and the proxy statement, which are accessible on the Internet or by request, provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to: (1) elect three directors of the Company and (2) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. I will also report on the Company’s progress during the past year and respond to stockholders’ questions.

It is very important that your shares be represented at the Meeting. Even if you plan to participate in the virtual Meeting, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy on the Internet. We encourage you to vote via the Internet, if possible, as it saves the Company significant time and processing costs. On the Notice of Internet Availability of Proxy Materials, you also will find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may vote your proxy by returning a proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company are very important to us.

Sincerely yours,

Stuart Aronson

Chief Executive Officer

This is an important meeting. To ensure proper representation at the Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Meeting, you may still participate in the Meeting and vote your shares at the Meeting if you wish to change your vote.

WHITEHORSE FINANCE, INC.

1450 Brickell Avenue, 31st Floor

Miami, Florida 33131

(305) 381-6999

NOTICE OF VIRTUAL 2026 ANNUAL MEETING OF STOCKHOLDERS

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/WHF2026

TO BE HELD ON AUGUST 3, 2026, 10:00 a.m., Eastern Time

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of WhiteHorse Finance, Inc. (the “Company,” “we,” “us” or “our”) that:

The 2026 Annual Meeting of Stockholders (the “Meeting”) of the Company will be held virtually on August 3, 2026 at 10:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/WHF2026, for the following purposes:

1. To elect three Class II directors of the Company who will serve until the 2029 annual meeting of Stockholders or until their successors are duly elected and qualify; and

2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

You have the right to receive notice of, and to vote at, the Meeting if you were a Stockholder of record at the close of business on June 8, 2026 (the “Record Date”). A list of stockholders of record as of the Record Date will be available for inspection for any purpose germane to the Meeting during ordinary business hours at our offices located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 for a period of 10 days prior to the Meeting. If our offices are not open, stockholders may request access to the list of stockholders by contacting us by mail sent to the attention of the Secretary of the Company at our principal executive offices located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 or you can call us by dialing (305) 381-6999, in each case stating the purpose of the request and providing proof of ownership of the Company’s stock. The list of stockholders will also be available for inspection during the Meeting through the Meeting website.

We are furnishing proxy materials to our Stockholders of record on the Internet, rather than mailing printed copies of those materials to each such Stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet.

Your vote is extremely important to us. If you are unable to participate in the Meeting, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

By Order of the Board of Directors,

Richard Siegel

Secretary

Miami, Florida

June 18, 2026

This is an important meeting. To ensure proper representation at the Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Meeting, you still may participate in the Meeting and vote your shares at the Meeting if you wish to change your vote.

WHITEHORSE FINANCE, INC.

1450 Brickell Avenue, 31st Floor

Miami, Florida 33131

PROXY STATEMENT

FOR

Virtual 2026 Annual Meeting of Stockholders

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/WHF2026

To Be Held on August 3, 2026, 10:00 a.m., Eastern Time

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). Much of the information in this proxy statement (this “Proxy Statement”) is required under rules of the U.S. Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (305) 381-6999.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of WhiteHorse Finance, Inc. (the “Company,” “WhiteHorse Finance,” “we,” “us” or “our”) for use at our 2026 Annual Meeting of Stockholders (the “Meeting”) to be held virtually on Monday, August 3, 2026 at 10:00 a.m., Eastern Time at the following website www.virtualshareholdermeeting.com/WHF2026 and at any postponements or adjournments thereof. This Proxy Statement and the Company’s annual report on Form 10-K as amended for the fiscal year ended December 31, 2025 (the “Annual Report”) are being provided to stockholders of the Company (the “Stockholders”) of record as of June 8, 2026 (the “Record Date”) via the Internet on or about June 18, 2026. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials are being sent to Stockholders of record as of the Record Date.

We encourage you to vote your shares, either by voting virtually at the Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy or by voting virtually at the Meeting. Any Stockholder entitled to vote at the Meeting may participate in the Meeting and vote virtually, whether or not he, she or it has previously voted his, her or its shares via proxy or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials.

Purpose of the Meeting

At the Meeting, you will be asked to vote on the following proposals (the “Proposals”):

1.	To elect three Class II directors of the Company who will serve until the 2029 annual meeting of Stockholders or until their successors are duly elected and qualify (“Proposal 1”); and
2.	To ratify the selection of Deloitte & Touche (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”).

Voting Securities

You may vote your shares at the Meeting only if you were a Stockholder of record at the close of business on the Record Date. There were 21,476,471 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding on the Record Date. Each share of Common Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, virtually or by proxy, of the holders of a majority of the shares of Common Stock outstanding which are entitled to vote on the Record Date will constitute a quorum. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals. However, because Proposal 2 is a routine matter, broker non-votes will be treated as shares that are present for quorum purposes at the Meeting. Therefore, a broker non-vote will make a quorum more readily attainable.

Votes Required

Election of Directors

The election of a director requires the affirmative vote of a majority of the votes cast by Stockholders entitled to vote at the Meeting virtually or by proxy. For purposes of the election of a director, a majority of votes cast shall mean that the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 1.

Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the selection of Deloitte requires the affirmative vote of a majority of the votes cast by Stockholders entitled to vote at the Meeting virtually or by proxy. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 2.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not participate in the Meeting. Proposal 1, the election of three Class II directors, is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1. Therefore, if you do not give your broker or nominee specific instructions on how to vote for you or you do not vote for yourself via the Internet by returning a proxy card or by other arrangement with your broker or nominee, then your shares will have no effect on Proposal 1.

Proposal 2, the ratification of the selection of Deloitteto serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with proxy instructions, either by voting in accordance with the voting instructions on the proxy card, by returning a proxy card or by other arrangement with your broker or nominee, then your broker or nominee will be able to vote your shares for you on Proposal 2.

Adjournment and Additional Solicitation

If there are not enough votes to establish a quorum or to approve the Proposals at the Meeting, then either the presiding officer of the Meeting or the Stockholders who are represented virtually or by proxy may vote to adjourn the Meeting to permit further solicitation of proxies. Marco Collazos and Joyson C. Thomas are the persons named as proxies for the Company and will vote proxies held by them for an adjournment if necessary to permit the further solicitation of proxies for purposes of establishing a quorum.

A Stockholder vote may be taken on any of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such Proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Meeting, the Notice of Internet Availability of Proxy Materials and any requested proxy materials to Stockholders. The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

In addition to the solicitation of proxies by use of the Internet, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by directors or officers of the Company, officers or employees of H.I.G. WhiteHorse Advisers, LLC, the Company’s investment adviser (“WhiteHorse Advisers”), H.I.G. WhiteHorse Administration, LLC, the Company’s administrator (“WhiteHorse Administration”), and/or by a retained solicitor. No additional compensation will be paid to such directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it would pay approximately $30,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm. The address of each of WhiteHorse Advisers and WhiteHorse Administration is 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Stockholders may provide their voting instructions through the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require Stockholders to input the control number, which is provided in the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your control number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders that vote via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

If a Stockholder wishes to participate in the Meeting but does not wish to give a proxy by the Internet, the Stockholder may join the virtual Meeting or request and submit a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Meeting, by participating in the Meeting and voting virtually, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Meeting.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there are no persons who would be deemed to “control” us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our directors include three interested directors and four independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”). Messrs. Rick P. Frier, Rick D. Puckett, G. Stacy Smith and John P. Volpe qualify as Independent Directors.

The following table sets forth, as of the Record Date, certain ownership information with respect to our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding Common Stock and all officers and directors, individually and as a group. As of the Record Date, there were 21,476,471 shares of Common Stock outstanding.

Security Ownership of Certain Beneficial Owners and Management

	Type of	Shares
Name and Address	Ownership	Owned	Percentage
H.I.G. Bayside Loan Opportunity Fund IV, L.P.(1)	Beneficial	3,976,258	18.5%
Stuart Aronson(2)	Beneficial	112,000	*
John Bolduc	Beneficial	615,807	2.9%
Jay Carvell(2)	Beneficial	15,630	*
Sami Mnaymneh(4)	Beneficial	3,976,258	18.5%
Anthony Tamer(4)(5)	Beneficial	3,991,046	18.6%
Rick P. Frier(2)(7)	Beneficial	3,700	*
Rick D. Puckett(2)(6)	Beneficial	19,912	*
G. Stacy Smith(2)	Beneficial	3,700	*
John P. Volpe(2)	Beneficial	2,000	*
Marco Collazos(2)	Beneficial	10,000	*
Joyson C. Thomas(2)	Beneficial	25,001	*
All officers and directors as a group (9 persons)	Beneficial	807,750	3.8%
*	Represents less than 1.0%.
(1)	The address of H.I.G. Bayside Loan Opportunity Fund IV, L.P., a Delaware limited partnership, is 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. The number of shares of common stock shown in the above table as being owned by H.I.G. Bayside Loan Opportunity Fund IV, L.P. reflects the fact it may be viewed as having investment power over 3,976,258 shares of our common stock indirectly owned of record by such entity, although voting rights to such securities have been passed through to the respective limited partners. H.I.G. Bayside Loan Opportunity Fund IV, L.P. disclaims beneficial ownership of such shares of common stock, except to the extent of its pecuniary interests therein.
(2)	The address for each of our officers and directors is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
(3)	Mr. Bolduc is the sole shareholder of the general partner of Bolduc Family L.P. and a member of Bolduc Investments X, LLC. The number of shares of common stock shown in the above table as being owned by Mr. Bolduc reflects the fact that, due to his control of Bolduc Family, L.P. and Bolduc Investments X, LLC, Mr. Bolduc may be viewed as having investment power over 615,807 shares of common stock owned by these two entities. Mr. Bolduc disclaims beneficial ownership of shares of common stock held by Bolduc Family, L.P. and Bolduc Investments X, LLC, except to the extent of his direct pecuniary interest therein.
(4)	Messrs. Mnaymneh and Tamer are control persons of H.I.G.-GP II, Inc., which is the manager of the general partner of H.I.G. Bayside Loan Opportunity Fund IV, L.P. The number of shares of common stock shown in the above table as being owned by each named individual reflects the fact that, due to their control of such entities, each may be viewed as having investment power over 3,976,258 shares of common stock indirectly owned by such entities, although voting rights to such securities have been passed through to the respective members and limited partners. Messrs. Mnaymneh and Tamer disclaim beneficial ownership of such shares of common stock except to the extent of their respective pecuniary interests therein. The address for each of Messrs. Mnaymneh and Tamer is c/o H.I.G. Capital, L.L.C., 1450 Brickell Avenue, 31st floor, Miami, Florida 33131.

(5)	Mr. Tamer is the Manager of THM Selector, LLC. The number of shares of common stock shown in the above table as being owned by Mr. Tamer reflects the fact that, due to his control of THM Selector, LLC, Mr. Tamer may be viewed as having investment power over 450,439 shares of common stock owned by such entity. Mr. Tamer disclaims beneficial ownership of shares of common stock held by THM Selector, LLC, except to the extent of his direct pecuniary interest therein.
(6)	Mr. Puckett is a member of the Jen and Rick Puckett Foundation. The number of shares of common stock shown in the above table as being owned by Mr. Puckett reflects the fact that, due to his control of the Jen and Rick Puckett Foundation, Mr. Puckett has shared voting and dispositive power over 19,912 shares of common stock owned by such entity.
(7)	Mr. Frier is the grantor of the Rick P Frier Revocable Trust Dated 12/30/2015. The number of shares of common stock shown in the above table as being owned by Mr. Frier reflects the fact that, due to his control of the Rick P. Frier Revocable Trust Dated 12/30/2015, Mr. Frier may be viewed as having dispositive power over 3,700 shares of common stock owned by such entity.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of our shares, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of Forms 3, 4 and 5 filed by such persons and information provided by the Company's directors and officers, the Company believes that during the year ended December 31, 2025, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the following inadvertent exception: John P. Volpe filed late a Form 4 with respect to one transaction in our shares during the reporting period due to an administrative error.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities in WhiteHorse Finance(1)
Independent Directors
Rick P. Frier	$10,001 - $50,000
Rick D. Puckett	Over $100,000
G. Stacy Smith	$10,001 - $50,000
John P. Volpe	$10,001 - $50,000
Interested Directors
Stuart Aronson	Over $100,000
John Bolduc	Over $100,000
Jay Carvell	Over $100,000

(1) Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s second amended and restated bylaws (the “Bylaws”), the Board currently has seven members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. After this election, the terms of Class I, II and III will expire in 2028, 2029 and 2027, respectively. Each director will hold office for the term to which he is elected or until his successor is duly elected and qualifies.

A Stockholder can vote for or against, or abstain from voting with respect to, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the nominees below will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class II nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. Each nominee for Class II director currently serves as a director of the Company.

Messrs. Frier, Aronson and Carvell have each been nominated for election by the Board, including the Independent Directors, as a Class II director for a term expiring at the 2029 annual meeting of Stockholders or until his successor is duly elected and qualifies. Messrs. Frier, Aronson and Carvell are not being proposed for election pursuant to any agreement or understanding by or between any of Mr. Frier, Mr. Aronson or Mr. Carvell and any other person and the Company.

Name, Age and Address(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Nominees for Class II Directors
Nominee for Independent Directors
Rick P. Frier (64)	Director, Chairman of the Compensation Committee	Class II director since 2016; term expires 2029 (if re-elected)	Mr. Frier was the Executive Vice President and Chief Financial Officer of Chiquita Brands International, Inc. from April 2013 until January 2015.

Mr. Frier currently serves as the Chairman of the Board of CoolSys, Inc. since February 2023, serves as a board member for US Salt Corporation and is the Vice Chairman of the Board and Chairman of the Audit Committee for Trivium Corporation, to which he was elected in November 2019. He previously served as the Chairman of the Board and Chairman of the Audit Committee for Exal Corporation, to which he was elected in December 2016 and he also previously served on the Board of Affinion Group, Inc. where he was the Chairman of the Audit Committee, to which he was elected in November 2015.

Nominee for Interested Directors
Stuart Aronson(3) (63)	Chief Executive Officer and Director	Class II director since 2016; term expires 2029 (if re-elected)

Mr. Aronson serves as Chairman of the U.S. direct lending platform of H.I.G. Capital, L.L.C. (“H.I.G. Capital”). From July 1990 through December 2015, Mr. Aronson served as an officer of the General Electric Company and as the President and Chief Executive Officer of the U.S. Sponsor Finance business of GE Capital (“GSF”).

Mr. Aronson currently serves on the board of Kids in Crisis, a non-profit organization located in Greenwich, Connecticut.
Jay Carvell(4) (60)	Director	Class II director since 2016; term expires 2029 (if re-elected)

Mr. Carvell served as a Managing Director at an H.I.G. Capital-affiliated investment adviser until June 2022. Prior to joining H.I.G. Capital, Mr. Carvell was a partner at WhiteHorse Capital Partners, L.P.

None
Class I and III Directors (continuing directors not up for re-election at the Meeting)
Independent Directors
G. Stacy Smith (58)	Director, Chairman of the Nominating and Corporate Governance Committee	Class I director since 2015; term expires 2028	Mr. Smith has served as a partner of Trinity Investment Group, an investment firm, since 2013 and previously served as a partner of SCW Capital from 2013-2022.

Mr. Smith currently serves on the board of directors of SouthState Bank to which he was elected in January 2025. He formerly served on the board of directors of Independent Bank Group from February 2013 until December 2024. He also served on the board of directors of USD Partners LP from October 2015 until December 2024.

John P. Volpe (63)	Director	Class I director since 2024; term expires 2028	Mr. Volpe currently serves as a director and Treasurer of Triangle Community Center.	Mr. Volpe also serves on the Board of Triangle Community Center, a charitable organization providing services to the LGBTQ+ community.
Rick D. Puckett (72)	Director, Chairman of the Audit Committee	Class III director since 2012; term expires 2027

Until his retirement in December 2017, Mr. Puckett served as Executive Vice President, Chief Financial Officer and Administrative Officer of Snyder’s- Lance, Inc. from January 2016 to December 2016 and served as a consultant of Snyder’s- Lance, Inc. in 2017.

Mr. Puckett currently serves as (i) a director and chair of the Audit Committee of Driven Brands, Inc. and (ii) a director and chair of the Compensation Committee of SPX Corporation. He previously served as a director and member of the Audit Committee of Pet Valu Holdings LTD. from 2019 through 2023, was on the Board of Advisors of Wake Forest University in Charlotte, North Carolina from 2012 to 2018 and also served on the Board of Blumenthal Performing Arts as chairman and director from February 2007 to 2017.

Interested Directors
John Bolduc(5) (61)	Chairman of the Board of Directors	Class III director since 2012; term expires 2027	Mr. Bolduc currently serves as an Executive Managing Director of H.I.G. Capital.	None.
(1)	The business address of each director is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
(2)	No director otherwise serves as a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the 1940 Act.
(3)	Mr. Aronson is an interested director due to his positions as an officer of the Company and as Chairman of the U.S. direct lending platform of H.I.G. Capital.
(4)	Mr. Carvell is an interested director due to his previous position as a Managing Director of an investment adviser affiliated with H.I.G. Capital.
(5)	Mr. Bolduc is an interested director due to his position as an Executive Managing Director of H.I.G. Capital.

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence

The Nasdaq Global Select Market (“Nasdaq”) corporate governance requirements require listed companies to have a board of directors with at least a majority of Independent Directors. Under Nasdaq corporate governance requirements, in order for a director to be deemed independent, our Board must determine that the individual does not have a relationship that would interfere with such director’s exercise of independent judgment in carrying out his responsibilities. On an annual basis, each of our directors is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under Nasdaq corporate governance requirements, the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Messrs. Aronson, Bolduc and Carvell, is independent under the Nasdaq listing standards and the 1940 Act. Our corporate governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee of the Company (the “Nominating and Corporate Governance Committee”), once appointed, and the Secretary of any change in circumstance that may cause his status as an Independent Director to change. The Board limits membership on the Audit Committee of the Company (the “Audit Committee”) and the Nominating and Corporate Governance Committee to Independent Directors.

The Board’s Oversight Role in Management

The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by WhiteHorse Advisers as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of WhiteHorse Advisers as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

The Board’s Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of the Company’s seven directors are Independent Directors (and are not “interested persons”). Mr. Aronson, Chairman of the U.S. direct lending platform of H.I.G. Capital, serves as the Chief Executive Officer of the Company. Mr. Bolduc, an Executive Managing Director of H.I.G. Capital, and therefore an interested person of the Company, serves as Chairman of the Board. Our Board believes that it is in the best interests of our investors for Mr. Bolduc to lead the Board because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in credit investing and in the financial services industry, as described below. The Board does not have a lead Independent Director. However, Mr. Puckett, the Chairman of the Audit Committee, is an Independent Director and acts as a liaison between the Independent Directors and management between meetings of the Board. Mr. Puckett is involved in the preparation of agendas for Board and committee meetings. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between WhiteHorse Advisers and the Board.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the Board believes has prepared each director to be an effective member of the Board. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s professional experience, education and/or other personal experiences. The Company’s counsel has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Stuart Aronson: Mr. Aronson has served as our Chief Executive Officer since 2016 and has served as a director since 2017. Mr. Aronson also currently serves as Chairman of the U.S. direct lending platform of H.I.G. Capital, a position he has held since February 2016. In this position, Mr. Aronson is responsible for building the debt solutions offered by H.I.G. Capital to non-sponsor and sponsor borrowers in the U.S. middle market. Prior to joining H.I.G. Capital, from July 1990 through December 2015 Mr. Aronson served as an officer of the General Electric Company and as the President and Chief Executive Officer of GSF. Mr. Aronson also served during this period on the board of directors of Peacock Equity Partners, a mid-to-late stage venture capital fund organized as a joint venture between GE Capital and NBC Universal. Prior to joining GSF, Mr. Aronson led the commercial and industrial platform of GE Structured Finance (Americas), Inc., which provided structured debt and equity solutions to borrowers in the United States, Europe and Asia. Before that, he held several positions with GE Capital Markets Group, Inc., including serving as leader of domestic product execution, including syndications, private placements, securitization and trade finance. Mr. Aronson began his career in the syndications group of Chemical Banking Corporation. He also currently serves on the Board of Kids in Crisis in Greenwich, Connecticut. Mr. Aronson graduated cum laude from Tufts University and received an M.B.A. with honors from Columbia Business School.

Mr. Aronson’s expertise in sponsored lending and his experience as our Chief Executive Officer and Chairman of the U.S. direct lending platform of H.I.G. Capital are among the attributes that led to the conclusion that Mr. Aronson should serve on our Board.

John Bolduc: Mr. Bolduc has been Chairman of our Board since 2012. Mr. Bolduc is an Executive Managing Director of H.I.G. Capital, having joined the firm in 1993. Mr. Bolduc is responsible for leading H.I.G. Capital’s credit platform, which manages approximately $20 billion of capital across multiple investment funds. He has more than 25 years of experience focused on credit investments, including primary loans and distressed debt, as well as private equity investments. Mr. Bolduc currently serves on the boards of directors of several privately held companies. Prior to joining H.I.G. Capital in 1993, Mr. Bolduc was at the management-consulting firm of Bain & Company, a leading worldwide management-consulting firm, where he directed domestic and international assignments for Fortune 500 clients. Prior to joining Bain & Company, Mr. Bolduc worked for three years as the Assistant to the President of Chemed Corporation (NYSE: CHE), a specialty chemical company. Mr. Bolduc is a graduate of Lehigh University with a B.S. degree in Computer Science and earned his M.B.A. from the University of Virginia’s Darden School of Business.

Mr. Bolduc was selected to serve as Chairman of our Board due, in part, to his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background investing in debt and working in the financial services industry.

Jay Carvell: Mr. Carvell has served as a director since 2012. Mr. Carvell also served as a Managing Director at an H.I.G. Capital-affiliated investment adviser until June 2022. He was responsible for all aspects of our investment process, including sourcing, structuring and post-closing strategies, as well as portfolio management. Until May 2016, Mr. Carvell served as Chief Executive Officer of the Company. Prior to joining H.I.G. Capital, Mr. Carvell was a founding partner of WhiteHorse Capital Partners, L.P., a leading credit investor and manager of collateralized loan obligations. At WhiteHorse Capital Partners, L.P., Mr. Carvell co-managed portfolios of par and distressed loans across numerous industries and sectors through several market cycles.

Mr. Carvell has over 28 years of experience in credit investment and management, including structuring and placement, trading and restructuring and reorganization. This experience branches across lower mid-cap, mid-cap and broadly syndicated investments. Before founding WhiteHorse Capital Partners L.P. in 2003, Mr. Carvell held various positions with Highland Capital Management, L.P. and PricewaterhouseCoopers LLP. Mr. Carvell earned both a B.A. and an M.B.A. from the University of Texas at Austin and holds the Chartered Financial Analyst designation.

Mr. Carvell was selected to serve as a director on our Board due to his experience investing in credit instruments and managing WhiteHorse Capital Partners L.P. Mr. Carvell’s experience building WhiteHorse Capital Partners L.P. brings expertise in developing a successful credit investment firm to our Board.

Independent Directors

Rick P. Frier: Mr. Frier has served as a director since 2016. He is currently Chairman of the Board of CoolSys, Inc. He is currently Chairman of the Board of US Salt Corporation. He is currently the Vice-Chairman of the Board and Chairman of the Audit Committee for Trivium Corporation. He previously served as the Chairman of the Board and Chairman of the Audit Committee for Exal Corporation. He previously served on the Board of Affinion Group, Inc., where he was the Chairman of the Audit Committee. Mr. Frier also served as a Chairman of the Board of Shearer’s Foods Inc. Prior to these positions, Mr. Frier was the Executive Vice President and Chief Financial Officer of Chiquita Brands International, Inc. Before his position with Chiquita Brands, Mr. Frier served as the Executive Vice President, Chief Financial Officer and director of Catalina Marketing Corporation. Mr. Frier received a Bachelor of Science in Business Administration from the University of Southern California, and an M.B.A. from the Claremont Graduate University.

Mr. Frier’s experience as a board member, chief executive officer and chief financial officer of several companies are among the attributes that led to the conclusion that Mr. Frier should serve on our Board.

Rick D. Puckett: Mr. Puckett has served as a director since 2012. Mr. Puckett served as (i) a director and member of Audit Committee of Pet Valu Holdings LTD., a Canadian retail company that trades on the Toronto Stock Exchange, from 2019 through 2023, (ii) a director and chair of the Audit Committee of Driven Brands, Inc., a consumer products and services company (NASDAQ: DRVN), since 2016, and (iii) a director and chair of the Compensation Committee of SPX Corporation, a public company in the heavy industrial equipment industry (NYSE: SPXC), since 2016. He previously served on the Board of Advisors of Wake Forest University in Charlotte, North Carolina from 2012 to 2018 and also served on the Board of Blumenthal Performing Arts as chairman and director from February 2007 to 2017. From 2006 to 2017, Mr. Puckett held various positions at Snyder’s-Lance, Inc., including (i) Executive Vice President and Chief Financial and Administrative Officer from January 2006 to December 2016 and (ii) a consultant in 2017. Mr. Puckett has been retired from Snyder’s-Lance, Inc. since December 2017. From December 2003 to January 2006, Mr. Puckett served as Executive Vice President and Chief Financial Officer of United Natural Foods Inc. where he was responsible for the company’s finance, technology, human resources, legal, accounting and treasury functions. Mr. Puckett is a Certified Public Accountant and holds an MBA in Finance from Gatton College of Business and Economics at the University of Kentucky and a BA in Accounting from the University of Kentucky.

Mr. Puckett’s experience as Executive Vice President and Chief Financial and Administrative Officer at a public company and his training as a Certified Public Accountant are among the attributes that led to the conclusion that Mr. Puckett should serve on our Board.

G. Stacy Smith: Mr. Smith has served as a director since 2015. Mr. Smith previously served on the board of directors of Independent Bank Group, a bank holding company (NASDAQ: IBTX), to which he was elected in February 2013 until its sale to SouthState Bank, after which Mr. Smith was appointed to the board of SouthState Bank. He also previously served on the board of directors of USD Partners LP, an energy-related logistics company (NYSE: USDP), from October 2015 until December 2024. Mr. Smith co-founded in February 2013 and remains a partner of Trinity Investment Group, a firm which invests in private equity transactions, public equity securities and other assets. In 1997, Mr. Smith co-founded Walker Smith Capital, a Dallas-based small- and mid-cap equity hedge fund, where he was a partner and served as a portfolio manager until December 2012. Mr. Smith also formerly served as a partner of SCW Capital, LP, a hedge fund, from 2013 to 2022. Mr. Smith received a Bachelor of Business Administration in Finance and Accounting from the University of Texas at Austin in 1990.

Mr. Smith’s experience as a board member, partner for several investment companies and manager for a hedge fund are among the attributes that led to the conclusion that Mr. Smith should serve on our Board.

John P. Volpe: Mr. Volpe has served as a director since April 2024. Mr. Volpe currently serves as Treasurer and on the board of directors of Triangle Community Center, a charitable organization providing services to the LGBTQ+ community. He is a highly accomplished commercial lending leader with significant expertise across asset classes, including cash flow and asset-based senior debt, junior debt, debt investment funds, equity, securitization, leasing, and insurance products. He has over 30 years of experience in commercial lending, including 18 years with GE Capital. At GE Capital, Mr. Volpe led the U.S. syndicated debt placement team, developed debt capital markets capabilities for the firm’s reinsurance businesses, established the London-based debt structuring and distribution for GE Capital’s European commercial finance businesses, led the Unitrache Debt Fund for the GE Capital’s Sponsor Finance Group, and developed and implemented an innovative securitized funding vehicle for GE Capital’s asset-based lending businesses. Mr. Volpe began his career at Heller Financial, where his roles included originating, underwriting, portfolio management, and auditing of commercial senior and junior debt and equity investments and working out troubled credits. Mr. Volpe received a Bachelor of Science degree in Finance from the University of Illinois.

Mr. Volpe’s experience as a board member and broad experience and leadership skills combined with his directly applicable experience in the credit markets are among the attributes that led to the conclusion that Mr. Volpe should serve on our Board.

Committees of the Board

Our Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee of the Company (the “Compensation Committee”). For the fiscal year ended December 31, 2025, our Board held four meetings, the Audit Committee held four meetings and the Compensation Committee and the Nominating and Corporate Governance Committee held four joint meetings. During the fiscal year ended December 31, 2025, all directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board. The Company requires each director to make a diligent effort to attend all Board and committee meetings of which he is a member and encourages directors to attend the annual meetings of Stockholders. Five of the seven then-serving directors attended the 2025 annual meeting of Stockholders.

Audit Committee

The members of the Audit Committee are Messrs. Frier, Puckett, Smith and Volpe, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Puckett serves as Chairman of the Audit Committee. The Audit Committee is responsible for pre-approving the engagement of the independent accountants to render audit and/or permissible non-audit services, approving the terms of compensation of such independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee use the services of one or more independent valuation firms to help them determine the fair value of these securities. Our Board has determined that Mr. Puckett is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Frier, Puckett, Smith and Volpe, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Smith serves as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

The Nominating and Corporate Governance Committee considers Stockholders’ recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our Bylaws, the Nominating and Corporate Governance Committee charter and any applicable law, rule or regulation regarding director nomination. Our Bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary, Richard Siegel, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information set forth in our Bylaws, including the following information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the Nasdaq corporate governance requirements, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee charter and the ability to contribute to the effective management of the Company, taking into account its needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its Stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

The Board is committed to increasing diversity on the Board and realizes the potential benefits from new perspectives that could be gained through increasing diversity within the Board’s ranks.

Compensation Committee

We established a Compensation Committee in May 2014. The members of our Compensation Committee are Messrs. Frier, Puckett, Smith and Volpe, each of whom meets the independence standards established by the SEC and the Nasdaq corporate governance regulations. Mr. Frier serves as Chairman of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Independent Directors, our chief executive officer and all of our other executive officers. Currently none of our executive officers is compensated by us and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee also has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The Compensation Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

Communication with the Board

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department, located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, by calling us collect at (305) 381-6999 or by visiting our website at www.whitehorsefinance.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Richard Siegel, Secretary, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about the Executive Officers Who Are Not Directors

Set forth below is certain information regarding our executive officers who are not directors.

0
Name	Age	Position
Joyson C. Thomas	44	Chief Financial Officer
Marco Collazos	50	Chief Compliance Officer

The address for each executive officer is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. Each executive officer holds office until his successor is chosen and qualifies or until his earlier resignation or removal.

Joyson C. Thomas: Mr. Thomas has served as our Chief Financial Officer since August 2019. Mr. Thomas joined H.I.G. Capital in April 2017. Before becoming the Chief Financial Officer of the Company, Mr. Thomas was Controller for the WhiteHorse Direct Lending platform within H.I.G. Capital’s Credit platform, which includes the Company as well as other pooled investment vehicles and separately managed accounts. He is responsible for the financial reporting and operations oversight of all WhiteHorse Direct Lending vehicles. Mr. Thomas has more than 20 years of experience in the asset management industry with a focus on credit strategies. From January 2014 until joining H.I.G. Capital, Mr. Thomas was a Principal and Controller for MatlinPatterson’s Asset Management (“MPAM”) platform, where he oversaw the finance function for various credit strategies spanning performing and distressed credit, mortgage-backed securities as well as CLO structures. Prior to joining MPAM MatlinPatterson, Mr. Thomas was the Global Controller at Clearwater Capital Partners (now a subsidiary of Fiera Capital), an Asian credit-focused investment firm. Earlier in his career, Mr. Thomas was a Manager in the Transaction Services practice and prior to that a Senior Associate in the audit practice of PricewaterhouseCoopers LLP. He currently serves on the Board of Trustees for Canisius University. Mr. Thomas holds a Bachelor of Science degree in Accounting and Finance, summa cum laude, from Canisius University — Richard J. Wehle School of Business. He is a Certified Public Accountant licensed in the State of New York, a Chartered Global Management Accountant and is a member of the American Institute of Certified Public Accountants as well as the New York State Society of Certified Public Accountants.

Marco Collazos: Mr. Collazos has served as our Chief Compliance Officer since November 2014. In this position, he is responsible for the company’s regulatory and compliance matters. He joined H.I.G. Capital as Director of Compliance in 2013 and currently serves as its Deputy Chief Compliance Officer. Mr. Collazos has over 25 years of regulatory and compliance experience. Prior to joining H.I.G. Capital, he was the Chief Compliance Officer for the Americas for EFG International, a global private banking and asset management group publicly listed in Switzerland. Mr. Collazos previously worked as a Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. Prior to consulting, he worked at the U.S. Securities and Exchange Commission, where he was responsible for conducting regulatory examinations of SEC registered entities, including investment advisers, investment companies, business development companies and private funds. Mr. Collazos graduated summa cum laude from the University of Central Florida and received an M.B.A. with honors from the University of Notre Dame.

Code of Conduct and Joint Code of Ethics

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct (the “Code of Conduct”), which is posted on the Company’s website at www.whitehorsefinance.com. The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs. We and WhiteHorse Advisers have each adopted and maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Our code of ethics, which we maintain with WhiteHorse Advisers (the “Joint Code of Ethics”), establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of WhiteHorse Advisers with respect to their personal investments and investment transactions. Personnel subject to the Joint Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Joint Code of Ethics’ requirements. In addition, the Joint Code of Ethics does not expressly prohibit directors, officers or employees of the Company or WhiteHorse Advisers from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or from otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our Common Stock.

You may access the Joint Code of Ethics via the Internet at the website of the SEC at www.sec.gov or our website at www.whitehorsefinance.com. We intend to disclose any material amendments to or waivers of required provisions of the Joint Code of Ethics on a current report on Form 8-K.

Insider Trading Policies and Procedures

We have adopted insider trading policies and procedures that apply to all directors, managers, partners, officers and employees of the Company, H.I.G. Capital and WhiteHorse Advisers. Our insider trading policies and procedures are included as Exhibit 19.1 to our Annual Report.

Compensation of Directors

Independent Directors each receive an annual fee of $107,500. The chairman of the Audit Committee receives an annual fee of $15,000 and the chairman of each other committee of the Board receives an annual fee of $10,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

The following table shows information regarding the compensation earned by our directors (excluding any reimbursed out-of-pocket expenses relating to attendance at in-person meetings) for the fiscal year ended December 31, 2025. No compensation is paid by us to any interested director or executive officer of the Company.

		Pension or
		Retirement	Total
	Aggregate	Benefits Accrued	Compensation
	Fees Earned or	as Part of Our	from WhiteHorse
Name	Paid in Cash	Expenses(1)	Finance
Independent Directors
Rick P. Frier	$117,500	—	$117,500
Rick D. Puckett	122,500	—	122,500
G. Stacy Smith	117,500	—	117,500
John P. Volpe	107,500	—	107,500
Interested Directors
Stuart Aronson	—	—	—
John Bolduc	—	—	—
Jay Carvell	—	—	—

(1) We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Certain Relationships and Related Party Transactions

Policies and Procedures for Managing Conflicts

Our executive officers and directors and the members of WhiteHorse Advisers and members of our investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. WhiteHorse Advisers and its affiliates have both subjective and objective procedures and policies in place that are designed to manage the actual and potential conflicts of interest between WhiteHorse Advisers’ fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and WhiteHorse Advisers’ other clients. An investment opportunity that is suitable for multiple clients of WhiteHorse Advisers and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that WhiteHorse Advisers’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

WhiteHorse Advisers may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by WhiteHorse Advisers and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of H.I.G. Capital and WhiteHorse Advisers. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by WhiteHorse Advisers and reviewed by our Independent Directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by WhiteHorse Advisers and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with WhiteHorse Advisers’ pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by WhiteHorse Advisers or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by H.I.G. Capital and its affiliates. In situations where co-investment with other accounts managed by WhiteHorse Advisers or its affiliates is not permitted or appropriate, H.I.G. Capital and WhiteHorse Advisers will need to decide which client will proceed with the investment. WhiteHorse Advisers’ allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible under existing regulatory guidance, applicable regulations, the terms of our exemptive relief order or our allocation procedures. On April 6, 2026, we received exemptive relief from the SEC, which permits us to participate in negotiated investments with our affiliates that would otherwise be prohibited by the 1940 Act, subject to certain conditions. The exemptive relief order to co-invest with affiliated funds provides Stockholders with access to a broader range of investment opportunities. Pursuant to the terms of the exemptive relief order, certain types of negotiated co-investments may be made only if our Board determines that it would be advantageous for us to co-invest with other accounts managed by WhiteHorse Advisers or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors. We cannot assure you, however, that we will develop opportunities that comply with such limitations.

Material Non-Public Information

Our senior management, members of our investment committee and other investment professionals from WhiteHorse Advisers may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

On February 22, 2024, we entered into a second amended and restated investment advisory agreement with WhiteHorse Advisers (the “Investment Advisory Agreement”), which was most recently re-approved by our Board, including a majority of the Independent Directors, on October 29, 2025. Pursuant to the Investment Advisory Agreement, we pay WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. WhiteHorse Advisers also provides us with access to the resources necessary for us to perform our obligations as portfolio manager of our wholly owned subsidiary, WhiteHorse Finance Credit I, LLC (“WhiteHorse Credit”), under our secured revolving credit facility (the “Credit Facility”) between WhiteHorse Credit, as borrower, and JPMorgan Chase Bank, N.A., as lender. Our incentive fee structure may create incentives for WhiteHorse Advisers that are not fully aligned with the interests of our Stockholders and may induce WhiteHorse Advisers to invest in certain types of securities. At a meeting held on October 29, 2025, the Board, including a majority of the Independent Directors, determined that the investment advisory fee rates are reasonable in relation to the services to be provided. The Investment Advisory Agreement may be terminated by either party without penalty upon not less than sixty (60) days’ written notice to the other party. Any termination by us must be authorized either by the Board or by a vote of our Stockholders notice to the other party.

The base management fee and incentive fee paid to WhiteHorse Advisers are based on the value of our investments and there may be a conflict of interest when personnel of WhiteHorse Advisers are involved in the valuation process for our portfolio investments. For the fiscal year ended December 31, 2025, WhiteHorse Advisers earned a base management fee of $11.1 million and a performance-based incentive fee of $6.3 million, net of fee waivers.

Staffing Agreement

WhiteHorse Advisers entered into a staffing agreement (the “Staffing Agreement”) with an affiliate of H.I.G. Capital, under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of its obligations under the Investment Advisory Agreement. The Staffing Agreement provides WhiteHorse Advisers with access to deal flow generated by H.I.G. Capital in the ordinary course of business and commits certain members of H.I.G. Capital’s investment committee to serve as members of WhiteHorse Advisers’ investment committee. In addition, under the Staffing Agreement, H.I.G. Capital is obligated to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. The Staffing Agreement provides WhiteHorse Advisers with the deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of H.I.G. Capital’s senior investment professionals.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”), pursuant to which WhiteHorse Administration and its affiliates furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services to enable us to operate. WhiteHorse Administration also provides us with access to the resources necessary for us to perform our obligations as portfolio manager of WhiteHorse Credit, under the Credit Facility and for certain portfolio companies. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, our required administrative services, which include responsibility for the financial records which we are required to maintain and preparing reports to our Stockholders and reports filed with the SEC. In addition, WhiteHorse Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our Stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments in respect of the obligations of WhiteHorse Administration and its affiliates under the Administration Agreement equal an amount based upon our allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides managerial assistance on our behalf to portfolio companies that request such assistance. The renewal of the Administration Agreement was most recently approved by our Board on October 29, 2025. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that WhiteHorse Administration outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without any profit to WhiteHorse Administration. For the fiscal year ended December 31, 2025, WhiteHorse Administration received $0.7 million for the services described above.

License Agreement

We have entered into a license agreement (the “License Agreement”) with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name. Under this agreement, we have a right to use the WhiteHorse name for so long as WhiteHorse Advisers or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon sixty (60) days’ prior written notice to the other party and is also terminable by the affiliate of H.I.G. Capital in the case of certain events of non-compliance. Other than with respect to this limited license, we have no legal right to the “WhiteHorse” name.

Related Party Transactions Policy

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, also considers any conflicts of interest brought to its attention pursuant to the Code of Conduct or Joint Code of Ethics.

PROPOSAL 2: RATIFY DELOITTE AS INDEPENDENT AUDITORS FOR 2026 FISCAL YEAR END

Deloitte has been selected as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026. A majority of the Board, including all of the Independent Directors, selected Deloitte, based on the recommendation of the Audit Committee.

On February 26, 2026, the Board dismissed Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm. The Board’s decision to dismiss Crowe was recommended by the Audit Committee.

The audit report of Crowe on the Company’s financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period, there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Crowe would have caused it to make reference to the subject matter of the disagreements in connection with its report, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Exchange Act.

On February 26, 2026, upon the recommendation of the Audit Committee, the Board approved the appointment of Deloitte to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2026.

During the two most recent fiscal years and through February 26, 2026, the date of the engagement of Deloitte, neither the Company nor any person on its behalf has consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. We do not know of any direct or indirect financial interest of Deloitte in WhiteHorse Finance. A representative of Deloitte is expected to join the Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to questions from Stockholders.

Principal Accountant Fees and Services

The following aggregate fees by Crowe, the Company’s former independent registered accounting firm, were billed to the Company for work attributable to audit, tax and other services provided to the Company for the fiscal years ended December 31, 2025 and 2024.

	Year ended December 31,
($ in thousands)	2025	2024
Audit Fees	$537	$487
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	30
Total Fees	$537	$517

“Audit Fees” are those fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided in connection with statutory and regulatory filings.

“Audit-Related Fees” are those fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

“Tax Fees” are those fees billed for professional services for tax compliance. Crowe provided no professional services for tax compliance during the fiscal years ended December 31, 2025 and 2024.

“All Other Fees” are those fees billed for services, other than the services reported above, related to our registration statements and related prospectuses.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management. All services described in the table above were pre-approved by the Audit Committee.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Audit Committee Report(1)

The following is the report of the Audit Committee (the “Audit Committee”) of WhiteHorse Finance, Inc. (the “Company”) with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2025 (the “Audited Financial Statements”).

The Audit Committee has reviewed and discussed the Audited Financial Statements, along with management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting, with management and Crowe LLP (“Crowe”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, with and without management present. The Audit Committee included in its review results of Crowe’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission (the “SEC”). The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with Crowe matters relating to Crowe’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 1301 (Communications with Audit Committees). In addition, the Audit Committee has discussed with Crowe their independence from management and the Company, as well as the matters in the written disclosures received from Crowe and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Crowe confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with Crowe the Company’s critical accounting policies and practices, internal controls, other material written communications to management and the scope of Crowe’s audit and all fees paid to Crowe during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and audit-related services performed by Crowe for the Company. The Audit Committee has reviewed and considered the compatibility of Crowe’s performance of audit-related services with the selection of Crowe’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (the “Board”) of the Company (and the Board approved) that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2025 filed with the SEC.

June 18, 2026

The Audit Committee

Rick D. Puckett, Chairman

Rick P. Frier

G. Stacy Smith

John P. Volpe

(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Meeting or that may properly come before the Meeting, apart from the consideration of an adjournment or postponement.

If there appears not to be enough votes for a quorum or to approve the Proposals at the Meeting, then either the presiding officer of the Meeting or the Stockholders who are represented virtually or by proxy may vote to adjourn the Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available, without charge, on our website at www.whitehorsefinance.com or upon request by writing to us or by calling us collect at (305) 381-6999. Please direct your written request to Richard Siegel, Secretary, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

DELIVERY OF PROXY MATERIALS

Please note that only one copy of the Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us collect at (305) 381-6999. Please direct your written requests to Richard Siegel, Secretary, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2027 annual meeting of Stockholders will be held in July 2027, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at the 2027 annual meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing addressed to Richard Siegel, Secretary, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 no later than February 22, 2027.

In addition, our Bylaws contain an advance notice provision requiring that notices of intention to present proposals, including nomination of a director, at the 2027 annual meeting of Stockholders must be received by the Company in writing addressed to Richard Siegel, Secretary, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 between February 22, 2027 and 5:00 p.m., Eastern Time, on March 24, 2027. In the event that the date of the 2027 Annual Meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by our Secretary not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting and seventh day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. A Stockholder’s notice must contain information specified in our Bylaws about the Stockholder and the proposed business or nominee for election as a director. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2027 annual meeting of Stockholders unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

WhiteHorse Finance, Inc.

Attn: Chief Compliance Officer

1450 Brickell Avenue, 31st Floor

Miami, Florida 33131

The Audit Committee Members may be contacted at:

WhiteHorse Finance, Inc.

Attn: Chairman of Audit Committee

1450 Brickell Avenue, 31st Floor

Miami, Florida 33131

You are cordially invited to attend our Annual Meeting virtually. Whether or not you plan to attend the Annual Meeting virtually, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Directors,

Richard Siegel

Secretary

Miami, Florida

June 18, 2026

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T01098-P54422 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! 1a. Stuart Aronson 1b. Jay Carvell 1c. Rick P. Frier SCAN TO VIEW MATERIALS & VOTEw Nominees: 2. To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Directors Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. WHITEHORSE FINANCE, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: WHITEHORSE FINANCE, INC. 1450 BRICKELL AVENUE, 31ST FLOOR MIAMI, FL 33131 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 2, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/WHF2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 2, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

T01099-P54422 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. WHITEHORSE FINANCE, INC. Annual Meeting of Stockholders August 3, 2026, 10:00 A.M., ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Marco Collazos (CCO) and Joyson C. Thomas (CFO), or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WHITEHORSE FINANCE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/WHF2026, at 10:00 A.M. ET, on August 3, 2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T01100-P54422 WHITEHORSE FINANCE, INC. 1450 BRICKELL AVENUE, 31ST FLOOR MIAMI, FL 33131 WHITEHORSE FINANCE, INC. 2026 Annual Meeting Vote by August 2, 2026 11:59 PM ET You invested in WHITEHORSE FINANCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 3, 2026. Vote Virtually at the Meeting* August 3, 2026 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/WHF2026 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T01101-P54422 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Stuart Aronson For 1b. Jay Carvell For 1c. Rick P. Frier For 2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.